Exhibit 99.1

                         Laurel Capital Group, Inc.
                            2724 Harts Run Road
                        Allison Park, PA  15101-1437

                         P R E S S  R E L E A S E
                         ------------------------


Release Date:                                For Further Information:
May 16, 2003                                 Edwin R. Maus, President/CEO
                                             412-487-7404 Ext. 303
                                             email - ermaus@laurelsb.com
                                                  or
                                             John A. Howard, Jr., SVP/CFO
                                             412-487-7404 Ext. 311
                                             email - jhoward@laurelsb.com

                     LAUREL CAPITAL GROUP ANNOUNCES
                         THIRD QUARTER RESULTS

ALLISON PARK, PA - May 16, 2003 --Laurel Capital Group, Inc. (NASDAQ: LARL) today reported net income for the three- and nine-month periods ended March 31, 2003. Consolidated net income for the three-month period ended March 31, 2003 was $567,000 or $.29 per diluted share, a decrease of 24.4% compared to $750,000 or $.37 per diluted share for the same quarter in the prior fiscal year. The decrease in earnings was primarily due to the combined effects of a decrease in net interest income and higher operating expenses partially offset by a decrease in income tax expense. The increase in operating expenses was primarily the result of costs associated with the recent data processing system conversion of Laurel Savings Bank, the wholly owned subsidiary of Laurel Capital Group, Inc., during the quarter ended March 31, 2003.

For the nine-month period ended March 31, 2003, the Company recorded consolidated net income of $1,978,000 or $1.00 per diluted share, a decrease of 14.5%, compared to consolidated net income of $2,313,000 or $1.13 per diluted share for the nine months ended March 31, 2002. Included in the nine months ended March 31, 2002 was $55,000 of net gains on the sale of investment and mortgage-backed securities available for sale compared to $4,000 of such gains recorded during the nine months ended March 31, 2003.

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Including the acquisition of SFSB Holding Company which was consummated on
March 28, 2003, Laurel Capital Group, Inc. had total assets of $316.8 million, loans receivable of $187.2 million and total deposits of $259.4 million at March 31, 2003. Stockholders' equity amounted to $27.4 million or $14.55 per share at March 31, 2003, compared to $26.6 million or $14.10 per share at June 30, 2002.

Non-performing assets, which include repossessed real estate and loans 90 days and more delinquent, increased $705,000 or 186.5% to $1,083,000 at March 31, 2003, compared to $378,000 at March 31, 2002. Non-performing loans as a percentage of net loans receivable increased to .51% at March 31, 2003 compared to .11% at March 31, 2002. The increase in non-performing assets is primarily the result of $592,000 of non-performing loans acquired in the acquisition of SFSB Holding Company.

Laurel Capital Group, Inc., headquartered in Allison Park, Pennsylvania., is the holding company for Laurel Savings Bank. The Bank is a 115-year-old, Pennsylvania-chartered, FDIC-insured savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. Such factors include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income, the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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

[LAUREL CAPITAL      LAUREL CAPITAL GROUP, INC.                                                            Page 1 of 2
 GROUP, INC.         Selected Consolidated Financial Data
 LOGO]               March 31, 2003
                                                            Year-To-Date                             Fiscal 2003
                                                     -------------------------      --------------------------------------------
  (Dollars in thousands, except per share data)      At or For The Nine Months
                                                               Ended:                      At or For The Three Months Ended:
                                                     -------------------------      --------------------------------------------
  Unaudited                                            March 31,     March 31,         March 31     December 31     September 30
                                                            2003          2002             2003            2002             2002

                                                       ---------     ---------      -----------     -----------     ------------
  Earnings
  --------
  Interest Income                                        $11,313       $12,443           $3,564          $3,787           $3,962
  Interest Expense                                         5,833         6,749            1,776           1,956            2,101
                                                       ---------     ---------      -----------     -----------     ------------
     Net Interest Income Before Provision for
        Loan Losses                                        5,480         5,694            1,788           1,831            1,861
  Provision for Loan Losses                                    9            14                3               3                3
                                                       ---------     ---------      -----------     -----------     ------------

     Net Interest Income after Provision for
        Loan Losses                                        5,471         5,680            1,785           1,828            1,858

  Net Gain on Sale of Investments (available for sale)         4            55                0               0                4
  Gain on Sale of Loans Held for Sale                          7            18                0               2                5
  Other Income                                               642           677              203             237              202
  Operating Expenses                                       3,258         3,047            1,183           1,029            1,045
                                                       ---------     ---------      -----------     -----------     ------------

  Income before Income Taxes                               2,866         3,383              805           1,038            1,024

  Provision for Income Taxes                                 888         1,070              238             328              322
                                                       ---------     ---------      -----------     -----------     ------------

  Net Income                                              $1,978        $2,313             $567            $710             $702
                                                       =========     =========      ===========     ===========     ============

  Profitability Ratios (annualized)
  ---------------------------------
  Return on Average Assets                                 0.96%         1.20%            0.83%           1.04%            1.01%
  Return on Average Stockholders' Equity                   9.76%        11.56%            8.29%          10.51%           10.49%
  Yield on Interest-Earning Assets                         5.66%         6.62%            5.47%           5.71%            5.84%
  Cost of Interest-Bearing Liabilities                     3.37%         4.18%            3.16%           3.38%            3.57%
  Average Interest Rate Spread                             2.29%         2.44%            2.31%           2.33%            2.27%
  Net Interest Margin                                      2.74%         3.03%            2.72%           2.76%            2.73%
  Operating Expenses to Average Assets                     1.58%         1.58%            1.73%           1.50%            1.50%
  Efficiency Ratio (1)                                    53.02%        47.37%           59.37%          49.42%           50.46%

  Per Common Share Data
  ---------------------
  Shares Outstanding                                   1,882,664     1,926,134        1,882,664       1,877,092        1,883,837
  Average Shares Outstanding-Basic                     1,880,767     1,945,130        1,881,271       1,878,552        1,882,328
  Average Shares Outstanding-Diluted                   1,982,897     2,040,235        1,976,353       1,981,252        1,990,999
  Earnings Per Share -Basic                                $1.05         $1.19            $0.30           $0.38            $0.37
  Earnings Per Share -Diluted                              $1.00         $1.13            $0.29           $0.36            $0.35
  Cash Dividends Paid                                      $0.57         $0.54            $0.19           $0.19            $0.19
  Book Value (period end)                                 $14.55        $13.81           $14.55          $14.49           $14.39
  Market Value (period end closing sales price)          $19.010       $20.890          $19.010         $19.220          $19.750




                                                                            Fiscal 2002
                                                       -------------------------------------------------------------
  (Dollars in thousands, except per share data)
                                                                   At or For The Three Months Ended:
                                                       -------------------------------------------------------------
  Unaudited                                               June 30,      March 31,     December 31,     September 30,
                                                              2002           2002             2001              2001

                                                       -----------   -----------    --------------    --------------
  Earnings
  --------
  Interest Income                                           $4,007        $3,988            $4,096            $4,359
  Interest Expense                                           2,066         2,049             2,271             2,429
                                                       -----------   -----------    --------------    --------------
     Net Interest Income Before Provision for
        Loan Losses                                          1,941         1,939             1,825             1,930
  Provision for Loan Losses                                      4             5                 4                 5
                                                       -----------   -----------    --------------    --------------

     Net Interest Income after Provision for
        Loan Losses                                          1,937         1,934             1,821             1,925

  Net Gain on Sale of Investments (available for sale)           0             0                55                 0
  Gain on Sale of Loans Held for Sale                            3             4                 3                11
  Other Income                                                 213           208               240               229
  Operating Expenses                                         1,034         1,045             1,010               992
                                                       -----------   -----------    --------------    --------------

  Income before Income Taxes                                 1,119         1,101             1,109             1,173

  Provision for Income Taxes                                   357           351               350               369
                                                       -----------   -----------    --------------    --------------

  Net Income                                                  $762          $750              $759              $804
                                                       ===========   ===========    ==============    ==============

  Profitability Ratios (annualized)
  ---------------------------------
  Return on Average Assets                                   1.13%         1.16%             1.18%             1.25%
  Return on Average Stockholders' Equity                    11.36%        11.20%            11.35%            12.14%
  Yield on Interest-Earning Assets                           6.13%         6.39%             6.55%             6.95%
  Cost of Interest-Bearing Liabilities                       3.71%         3.84%             4.19%             4.48%
  Average Interest Rate Spread                               2.42%         2.55%             2.36%             2.47%
  Net Interest Margin                                        2.97%         3.09%             2.92%             3.08%
  Operating Expenses to Average Assets                       1.54%         1.62%             1.57%             1.54%
  Efficiency Ratio (1)                                      47.77%        47.74%            48.81%            45.62%

  Per Common Share Data
  ---------------------
  Shares Outstanding                                     1,882,726     1,926,134         1,940,672         1,944,772
  Average Shares Outstanding-Basic                       1,915,731     1,934,369         1,943,997         1,955,821
  Average Shares Outstanding-Diluted                     2,028,633     2,040,792         2,036,931         2,044,009
  Earnings Per Share -Basic                                  $0.40         $0.39             $0.39             $0.41
  Earnings Per Share -Diluted                                $0.38         $0.37             $0.37             $0.39
  Cash Dividends Paid                                        $0.18         $0.18             $0.18             $0.18
  Book Value (period end)                                   $14.10        $13.81            $13.75            $13.70
  Market Value (period end closing sales price)            $20.115       $20.890           $18.520           $17.050



  (1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale).

  As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.

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

[LAUREL CAPITAL      LAUREL CAPITAL GROUP, INC.                                                             Page 2 of 2
 GROUP, INC.         Selected Consolidated Financial Data
 LOGO]               March 31, 2003


 (Dollars in thousands)                                             Fiscal 2003
                                                        ------------------------------------------
 (Unaudited)                                              March 31,   December 31,   September 30,
                                                               2003           2002            2002
                                                        -----------   ------------   -------------

 Balance Sheet Data (As Of)
 --------------------------
 Assets                                                    $316,755       $271,146        $276,414

 Mortgage Loans                                             143,151        133,499         140,174
 Commercial Loans                                                 0          1,904           2,030
 Consumer Loans                                              44,020         35,074          34,900
                                                        -----------   ------------   -------------
   Total Loans Receivable                                   187,171        170,477         177,104

 Cash and Investment Securities                              99,668         85,594          85,169
 Mortgage-Backed Securities                                  16,031          9,927           9,612
 Savings Deposits                                           259,388        218,761         224,092
 FHLB Advances                                               24,713         21,618          21,619
 Stockholders' Equity                                        27,385         27,202          27,113

 Asset Quality (As Of)
 ---------------------
 Non-Performing Loans                                          $953           $149            $275
 Non-Performing Assets                                        1,083            304             404
 Allowance for Loan Losses                                    2,014          1,794           1,791
 Net Loan Charge-Offs (Recoveries)                                8             15              15
 Non-Performing Loans to Total Loans, Net                     0.51%          0.09%           0.16%
 Allowance for Loan Losses/
    Total Loans                                               1.08%          1.05%           1.01%
 Allowance for Loan Losses/
    Non-Performing Loans                                    211.33%       1204.03%         651.27%
 Net Loan Charge-Offs (Recoveries)/Avg Loans
    (Annualized)                                            0.0062%        0.0086%         0.0084%

 Ratios (As Of)
 --------------
 Dividend Payout Ratio                                       57.00%         53.52%          54.29%
 Average Equity to Average Assets                             9.82%          9.74%           9.63%
 Core Capital - Tier I                                        8.45%          9.57%           9.31%
 Risk-Based Capital -Tier I                                  11.65%         18.68%          17.73%
 Risk-Based Capital -Tier II                                 12.69%         19.98%          18.97%
 Leverage Multiple (2)                                       11.57x          9.97x          10.19x

 Other Data (As Of)
 ------------------
 Shareholders of Record                                         402            406             410
 Number of Full-Service Banking Offices                           8              6               6



 (Dollars in thousands)                                                     Fiscal 2002                          Fiscal 2001
                                                        ------------------------------------------------------   -----------
 (Unaudited)                                            June 30,      March 31,   December 31,   September 30,      June 30,
                                                            2002           2002           2001            2001          2001

                                                        --------      ---------   ------------   -------------   -----------
 Balance Sheet Data (As Of)
 --------------------------
 Assets                                                 $278,061       $260,568       $255,270        $259,563      $258,012
 Mortgage Loans                                          144,104        144,304        138,791         140,590       142,520
 Commercial Loans                                          1,560          1,662          1,411           1,403         1,706
 Consumer Loans                                           34,461         32,762         33,378          34,332        34,441
                                                        --------      ---------   ------------   -------------   -----------
   Total Loans Receivable                                180,125        178,728        173,580         176,325       178,667

 Cash and Investment Securities                           84,928         68,635         68,014          68,556        63,413
 Mortgage-Backed Securities                                8,038          7,940          8,399           9,463        10,148
 Savings Deposits                                        225,419        206,922        203,453         205,035       205,636
 FHLB Advances                                            21,620         21,622         21,623          21,625        21,626
 Stockholders' Equity                                     26,553         26,600         26,677          26,648        26,138

 Asset Quality (As Of)
 ---------------------
 Non-Performing Loans                                       $196           $193           $312            $507          $523
 Non-Performing Assets                                       327            378            610             801           813
 Allowance for Loan Losses                                 1,803          1,789          1,776           1,761         1,759
 Net Loan Charge-Offs (Recoveries)                           (27)           (17)            (8)              2            57
 Non-Performing Loans to Total Loans, Net                  0.11%          0.11%          0.18%           0.29%         0.30%
 Allowance for Loan Losses/
    Total Loans                                            1.00%          1.00%          1.02%           1.00%         0.98%
 Allowance for Loan Losses/
    Non-Performing Loans                                 919.90%        926.94%        569.23%         347.34%       336.33%
 Net Loan Charge-Offs (Recoveries)/Avg Loans
    (Annualized)                                        (0.0153%)      (0.0097%)      (0.0045%)        0.0011%       0.0325%

 Ratios (As Of)
 --------------
 Dividend Payout Ratio                                    47.68%         47.79%         46.75%          46.15%        37.99%
 Average Equity to Average Assets                         10.24%         10.34%         10.34%          10.27%         9.63%
 Core Capital - Tier I                                     9.49%         10.03%          9.91%           9.73%         9.63%
 Risk-Based Capital -Tier I                               17.97%         17.99%         18.30%          18.11%        17.74%
 Risk-Based Capital -Tier II                              19.29%         19.31%         19.66%          19.46%        19.09%
 Leverage Multiple (2)                                    10.47x          9.80x          9.57x           9.74x         9.87x

 Other Data (As Of)
 ------------------
 Shareholders of Record                                      412            415            417             421           426
 Number of Full-Service Banking Offices                        6              6              6               6             6



 (2)  Assets divided by stockholders equity.

                                                                   ####